UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

UDR, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2008, UDR, Inc. (the “Company”), announced that Michael A. Ernst is resigning as Executive Vice President and Chief Financial Officer of the Company effective June 2, 2008, and his last day of employment with the Company will be July 31, 2008.

On May 30, 2008, the Board of Directors of the Company appointed David L. Messenger, who currently serves as the Company’s Senior Vice President and Chief Accounting Officer, to serve as the Company’s new Chief Financial Officer effective June 2, 2008. Mr. Messenger, age 38, joined the Company in August 2002 as Vice President and Controller of the Company. In this role, he was responsible for SEC reporting, Sarbanes-Oxley compliance and supervision of all accounting functions. In March 2006, he was appointed Vice President and Chief Accounting Officer, overseeing all aspects of the Company’s accounting functions. In January 2007, while retaining the title of Chief Accounting Officer, Mr. Messenger was promoted to Senior Vice President.

In connection with his appointment as the Company’s new Chief Financial Officer, Mr. Messenger will receive an annual base salary of $230,000, which will be subject to annual review. Mr. Messenger will also be granted $300,000 in value of restricted stock, which shares will vest pro rata over four years from the date of grant. Vesting of the restricted stock will be contingent upon the continued employment of Mr. Messenger by the Company on the vesting dates. The shares of restricted stock will be issued pursuant to the Company’s 1999 Long-Term Incentive Plan, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Mr. Messenger will serve as Chief Financial Officer at the discretion of the Company’s Board of Directors. No family relationship exists between Mr. Messenger and any of the Company’s directors or executive officers.

A copy of the press release announcing Mr. Ernst’s resignation and Mr. Messenger’s promotion to Chief Financial Officer is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 30, 2008, the Board of Directors of the Company approved the Company’s Amended and Restated Bylaws (as amended through May 30, 2008), which includes amendments to Section 2.10 regarding stockholder proposals at annual meetings, Section 3.1 regarding the term of office of the Company’s directors, and Section 4.2 regarding the duties of the Company’s officers. A copy of the Company’s Amended and Restated Bylaws (as amended through May 30, 2008) is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information included as Exhibit 99.2 to this report will be made available to investors beginning June 2, 2008.

Item 8.01 Other Events.

On May 30, 2008, the Company announced that Thomas P. Simon, Vice President and Treasurer of the Company, was promoted to Senior Vice President, Finance and Treasurer of the Company, effective June 2, 2008. In this role, Mr. Simon will continue to oversee capital markets and treasury management for the Company.

A copy of the press release announcing Mr. Simon’s promotion is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

On May 30, 2008, the Board of Directors of the Company approved the Company’s 1999 Long-Term Incentive Plan (as amended and restated through May 30, 2008), and the Company’s Amended 2008 Independent Director Compensation Program. A copy of the Company’s 1999 Long-Term Incentive Plan (as amended and restated through May 30, 2008) is attached to this report as Exhibit 10.1 and is incorporated herein by reference. The Company’s Amended 2008 Independent Director Compensation Program is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No.	Description
3.1	Amended and Restated Bylaws (as amended through May 30, 2008).
10.1	1999 Long-Term Incentive Plan (as amended and restated through May 30, 2008).
10.2	Amended 2008 Independent Director Compensation Program.
99.1	Press Release dated May 30, 2008.
99.2	Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

June 2, 2008

By: David L. Messenger
Name: David L. Messenger
Title: Senior Vice President & Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws (as amended through May 30, 2008).
10.1	1999 Long-Term Incentive Plan (as amended and restated through May 30, 2008).
10.2	Amended 2008 Independent Director Compensation Program.
99.1	Press Release dated May 30, 2008.
99.2	Presentation Materials.